SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.   20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 11, 1997


                    Midwest Federal Financial Corp.
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        (Exact name of registrant as specified in its charter)


                               Wisconsin
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            (State or other jurisdiction of incorporation)


          1-10743                       39-1725856
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(Commission File Number)       (IRS Employer Identification No.)


1159 Eighth Street, Baraboo, Wisconsin            53913
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (608) 356-7771








                  Exhibit Index is located on page 4.

Item 5.   Other Events

     On November 11, 1997, the Registrant signed a definitive Agreement and Plan of Reorganization that provides for the acquisition of the Registrant, and its wholly-owned banking subsidiary, by AMCORE Financial, Inc.("AMCORE"). Under the terms of the definitive agreement, AMCORE will acquire all of the outstanding shares of the Registrant through an exchange for AMCORE's common stock pursuant to a merger. For information regarding the terms of the proposed transaction, reference is made to the press release dated November 12, 1997, which is attached hereto as Exhibit 99 and incorporated herein by reference. Consummation of the transaction is subject to regulatory approval, approval of the Registrant's stockholders and the satisfaction of certain other conditions.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits:

               Exhibit 99     November 12, 1997 Press Release

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MIDWEST FEDERAL FINANCIAL CORP.
                                   (Registrant)


                              By:  /s/ Gary E. Wegner
                                 -------------------------------
                                   Gary E. Wegner, President and
                                      Chief Executive Officer



Dated: November 14, 1997

                             EXHIBIT INDEX


Number                        Description

  99           November 12, 1997 Press Release